                                 HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS

                                  RETAIL SHARES

                       Supplement dated September 1, 1999

                      To Prospectus dated November 30, 1998

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

      Under the heading "Class A Shares: Front-End Sales Charge" on page 35 of the prospectus, the table has been revised to read as follows:

                                  EQUITY FUNDS

                                              Sales Charge as
                           Sales Charge         Appropriate        Commission as
                          As Percentage      Percentage of Net     Percentage of
 Amount of Purchase     of Offering Price     Amount Invested     Offering Price
 ------------------     -----------------    -----------------    --------------
0 - $49,999                   5.50%                5.82%               4.95%
$50,000 --  $99,999           4.50%                4.71%               4.05%
$100,000 -- $249,999          3.75%                3.90%               3.38%
$250,000 -- $499,999          2.50%                2.56%               2.25%
$500,000 -- $999,999          2.00%                2.04%               1.80%
$1,000,000 and Over*          0.00%                0.00%               0.00%

-----------

* A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.


                               FIXED INCOME FUNDS

                                              Sales Charge as
                           Sales Charge         Appropriate        Commission as
                          As Percentage      Percentage of Net     Percentage of
 Amount of Purchase     of Offering Price     Amount Invested     Offering Price
 ------------------     -----------------    -----------------    --------------
0 - $99,999                   4.25%                4.44%               3.83%
$100,000 --  $249,999         3.50%                3.63%               3.15%
$250,000 -- $499,999          2.50%                2.56%               2.25%
$500,000 -- $999,999          2.00%                2.04%               1.80%
$1,000,000 and Over*          0.00%                0.00%               0.00%

-----------

* A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

As a result of the revisions indicated on the previous page the Example on page 7 of the prospectus will also be revised as follows:

Example: You would pay the following expenses on a $1,000 investment, assuming
         (1) 5% annual return and (2) redemption at the end of each time period.

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
Income Equity Fund Class A Shares              $66      $90       $116      $189
Value Momentum Fund Class A Shares             $65      $87       $111      $178
Growth Fund Class A Shares                     $66      $90       $116      $189
Emerging Growth Fund Class A Shares            $67      $93       $121      $201
Small Cap Value Fund Class A Shares            $73     $109       $149      $258
Intermediate-Term Bond Fund Class A Shares     $50      $65        $82      $132
Bond Fund Class A Shares                       $50      $65        $82      $132
Balanced Fund Class A Shares                   $66      $90       $116      $189
California Intermediate Tax-Free Bond Fund     $47      $56        $66       $96
  Class A Shares


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.